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                                                                  EXHIBIT 99.3


                      Consent of Independent Accountants



We consent to the use of our report dated July 17, 1996, except for Notes D and A as to which the dates are August 19, 1996 and April 22, 1997, respectively, with respect to the consolidated financial statements of First USA, Inc. included in Form 8-K/A of BANC ONE CORPORATION filed with the Securities and Exchange Commission on or about August 13, 1997 and incorporation by reference in the registration statements listed below of BANC ONE CORPORATION.


                     Registration Statements on Form S-8
                            Registration Numbers:

                33-10822                                33-55315
                33-14475                                33-58923
                33-18277                                33-60424
                33-20890                                33-61758
                33-20990                                33-61760
                33-27849                               333-00445
                33-34294                               333-21981
                33-37400                               333-26929
                33-40041                               333-27631
                33-45473                               333-28281
                33-46189                               333-29395
                33-50117                               333-30419
                33-53752                               333-30421
                33-54100                               333-30425
                33-55149                               333-30429
                33-55172                               333-32053
                33-55174

                     Registration Statements on Form S-3
                            Registration Numbers:

                33-64195                               333-22413


                                        /s/ ERNST & YOUNG LLP


Dallas, Texas
August 11, 1997